EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Mandalay Media, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K/A for the period ended March 31, 2009 of the Company (the “Form 10-K/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 3, 2009

/s/Russell Burke
Russell Burke
Chief Financial Officer
(Principal Financial Officer)